NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Paul V. Cusick, Jr.

Phone: 781-393-4601

Fax: 781-393-4071

CENTURY BANCORP, INC. REPORTS FIRST QUARTER RESULTS AND DECLARES
QUARTERLY DIVIDEND

Medford, MA, April 13, 2004—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,318,000, or $0.42 per share diluted, for the first quarter ended March 31, 2004, compared to net income of $204,000, or $0.04 per share diluted, for the first quarter of 2003. Included in income for 2003 is the previously announced tax charge of $3,229,000 associated with the Real Estate Investment Trust (“REIT”) settlement. This charge was subsequently reduced to $1,183,000 during the second quarter of 2003 as a the result of an agreement with the Massachusetts Department of Revenue (“DOR”) settling a dispute related to taxes that the DOR claimed were owed from the Company’s REIT.

Net interest income totaled $10.0 million for the quarter ended March 31, 2004, versus $11.7 million for the same period in 2003. The 14.7% decrease in net interest income for the period is mainly due to a seventy-one basis point decrease in the net interest margin. The decrease in the net interest margin was somewhat offset by an 8.7% increase in the average balances of earning assets, combined with a similar increase in deposits. The increase in volume was mainly the result of an acquisition of $192.7 million of deposits from Capital Crossing Bank at the end of the first quarter of 2003 and internal deposit growth during the year. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

At March 31, 2004, total equity capital was $106.0 million compared to $98.7 million at March 31, 2003. Century’s leverage ratio stood at 7.67% on March 31, 2004 and on March 31, 2003. Book value as of March 31, 2004 was $19.18 per share compared to $17.88 as of March 31, 2003.

Century’s allowance for loan losses was $8.7 million, or 1.66% of loans outstanding at the end of the first quarter, compared to $8.8 million, or 1.76% of loans outstanding at March 31, 2003. Non-accruing loans totaled $0.7 million at March 31, 2004, compared to $1.2 million at the end of the previous quarter and $0.5 million at March 31, 2003.

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable May 14, 2004 to stockholders of record on April 30, 2004.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
March 31, 2004 and 2003 (000’s)

	(unaudited)	(unaudited)
	March 31,	March 31,
Assets	2004	2003
Cash and Due From Banks	$54,269	$74,423
Federal Funds Sold and Interest-bearing Deposits In Other Banks	39,079	93,019
Securities Available-For-Sale (AFS)	637,649	878,546
Securities Held-to-Maturity	296,418	168,969

Loans:
Commercial & Industrial	43,642	46,360
Construction & Land Development	33,503	31,404
Commercial Real Estate	295,816	281,837
Residential Real Estate	87,834	89,524
Consumer and Other	7,990	9,229
Home Equity	53,269	39,764

Total Loans	522,054	498,118
Less: Allowance for Loan Losses	8,673	8,751

Net Loans	513,381	489,367

Bank Premises and Equipment	22,740	14,451
Accrued Interest Receivable	7,323	9,643
Goodwill	2,714	2,717
Core Deposit Intangible	3,126	4,059
Other Assets	24,381	16,220

Total Assets	$1,601,080	$1,751,414

Liabilities
Demand Deposits	$264,044	$252,972
Interest Bearing Deposits:
Savings and NOW Deposits	297,840	330,235
Money Market Accounts	464,254	455,162
Time Deposits	206,706	278,382

Total Interest Bearing	968,800	1,063,779

Total Deposits	1,232,844	1,316,751

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	42,370	52,710
Federal Home Loan Bank Advances and Other Borrowed Funds	149,628	126,835

Total Borrowed Funds	191,998	179,545

Other Liabilities	24,997	22,701
Investments Purchased Payable	15,614	104,995
Long Term Debt	29,639	28,750

Total Liabilities	1,495,092	1,652,742

Stockholders’ Equity
Common Stock	5,956	5,949
Additional Paid-In-Capital	11,234	11,128
Retained Earnings	93,209	81,469
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive Income, Net of Taxes	1,571	6,108

Total Stockholders’ Equity	105,988	98,672

Total Liabilities & Stockholders’ Equity	$1,601,080	$1,751,414

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
March 31, 2004 and 2003 (000’s)
(unaudited)

	Quarter and Year-to-date
	2004	2003
Interest Income:
Loans	$8,082	$8,533
Securities Held-to-Maturity	2,282	1,519
Securities Available-for-Sale	5,276	7,618
Federal Funds Sold and Interest-bearing Deposits In Other Banks	322	69

Total Interest Income	15,962	17,739

Interest Expense:
Savings and NOW Deposits	537	739
Money Market Accounts	1,250	1,153
Time Deposits	1,979	1,662
Securities Sold Under Agreements to Repurchase	78	140
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,161	2,366

Total Interest Expense	6,005	6,060

Net Interest Income	9,957	11,679
Provision For Loan Losses	0	225

Net Interest Income After Provision for Loan Losses	9,957	11,454

Other Operating Income
Service Charges on Deposit Accounts	1,196	1,145
Lockbox Fees	735	801
Brokerage Commissions	166	135
Net Gains on Sales of Securities	104	0
Other Income	552	227

Total Other Operating Income	2,753	2,308

Operating Expenses
Salaries	4,153	4,041
Employee Benefits	1,485	1,322
Occupancy	792	650
Equipment	558	288
Other	2,076	2,039

Total Operating Expenses	9,064	8,340

Income Before Income Taxes	3,646	5,422

Income Tax Expense
Provision for Income Taxes	1,328	1,989
Retroactive REIT Settlement	0	3,229

Total Income Tax (Benefit) Expense	1,328	5,218
Net Income	$2,318	$204

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
March 31, 2004 and 2003 (000’s)

	March 31,	March 31,
Assets	2004	2003
Cash and Due From Banks	$64,622	$60,342
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	152,661	23,719
Securities Available-For-Sale (AFS)	634,455	756,161
Securities Held-to-Maturity	222,568	121,768
Total Loans	515,747	501,831
Less: Allowance for Loan Losses	8,841	8,629

Net Loans	506,906	493,202

Bank Premises and Equipment	22,380	13,222
Accrued Interest Receivable	8,128	9,695
Goodwill	2,714	2,717
Core Deposit Intangible	3,177	437
Other Assets	26,668	23,310

Total Assets	$1,644,279	$1,504,573

Liabilities
Demand Deposits	$277,937	$250,413

Interest Bearing Deposits:
Savings and NOW Deposits	318,844	333,450
Money Market Accounts	419,922	318,956
Time Deposits	289,144	221,133

Total Interest Bearing	1,027,910	873,539

Total Deposits	1,305,847	1,123,952

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	40,685	54,612
Federal Home Loan Bank Advances and Other Borrowed Funds	145,916	172,326

Total Borrowed Funds	186,601	226,938
Other Liabilities	16,232	24,041
Long Term Debt	29,639	28,750

Total Liabilities	1,538,319	1,403,681

Stockholders’ Equity
Common Stock	5,956	5,949
Additional Paid-In Capital	11,230	11,125
Retained Earnings	92,572	83,119
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive Income, Net of Taxes	2,184	6,681

Total Stockholders’ Equity	105,960	100,892

Total Liabilities & Stockholders’ Equity	$1,644,279	$1,504,573

Total Average Earning Assets — QTD & YTD	$1,525,431	$1,403,479

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
March 31, 2004 and 2003 (000’s)

	2004	2003
Performance Measures:
Earnings per average share, basic, quarter	$0.42	$0.04
Earnings per average share, diluted, quarter	$0.42	$0.04
Earnings per average share, basic, year-to-date	$0.42	$0.04
Earnings per average share, diluted, year-to-date	$0.42	$0.04
Return on average assets, year-to-date	0.57%	0.06%
Return on average stockholders’ equity, year-to-date	8.80%	0.82%
Net interest margin (taxable equivalent), year-to-date	2.61%	3.33%
Efficiency ratio, year-to-date	71.3%	59.6%
Book value per share	$19.18	$17.88
Tangible book value per share	$18.13	$16.66
Tangible capital / tangible assets	6.28%	5.27%

Common Share Data:
Average shares outstanding, basic, quarter	5,524,659	5,517,616
Average shares outstanding, basic, year-to-date	5,524,659	5,517,616
Average shares outstanding, diluted, quarter	5,557,984	5,537,151
Average shares outstanding, diluted, year-to-date	5,557,984	5,537,151
Shares outstanding Class A	3,419,073	3,402,725
Shares outstanding Class B	2,105,740	2,115,100

Total shares outstanding	5,524,813	5,517,825

Assets Quality and Other Data:

Allowance for loan losses / loans	1.66%	1.76%
Nonaccrual loans	$709	$533
Nonperforming assets	$709	$533
Loans 90 days past due and still accruing	$0	$1
Net charge-offs (recoveries)	$96	($20)

Leverage ratio	7.67%	7.67%
Tier 1 risk weighted capital ratio	16.97%	15.85%
Total risk weighted capital ratio	18.14%	17.07%
Total risk weighted assets	$739,563	$722,887